                                                                 CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1997


                           DISCOVER CARD TRUST 1993 B
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                           0-21506                      Not Applicable
--------                           -------                      --------------
(State of                          (Commission                  (IRS Employer
organization)                      File Number)                 Identification
                                                                No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                                 19720
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)




                                  Page 1 of 14
                         Index to Exhibits is on page 4

Item 5.  Other Events

On September 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of August
1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1993 B related to the Due Period ending August 31, 1997.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       DISCOVER CARD TRUST 1993 B
                                              (Registrant)

                                       By: DISCOVER RECEIVABLES FINANCING
                                           GROUP, INC.
                                           as originator of the Trust



                                       By:   Birendra Kumar
                                          -------------------------------
                                          Birendra Kumar
                                          Vice President and Treasurer


Date: September 15, 1997

                                  EXHIBIT INDEX

Exhibit No.         Description

21 Monthly Certificateholders' Statement for Discover Card Trust 1993 B related to the Due Period ending August 31, 1997.